UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 4, 2010

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On November 4, 2010, Altair Nanotechnologies Inc. (the “Company”) held a publicly available conference call with respect to its financial results for the quarter ended September 30, 2010.   Certain statements made during the call related to the Share Subscription Agreement dated September 20, 2010 with Canon Investment Holdings Limited, a company organized under the laws of Hong Kong (“Canon”) and related transactions.  The purpose of this Report is to file excerpts from the transcript of such conference call related to such transactions.  The excerpts are attached hereto as Exhibit 99.1.

Cautionary Note regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements related to the common share issuance, potential transactions among the Company, Canon and Zhuhai Yintong Energy Co. Ltd. (“YTE”), and the future operations of the Company, Canon or YTE.  These forward-looking statements include statements regarding the intent, belief or current expectations of the Company as the assumptions on which such statements are based, and are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "projects," "forecasts," "plans," "intends," "should," "could," "would" or similar expressions. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve risks, uncertainties and other factors that may cause actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. These risks and uncertainties include, without limitation, the risks that the transactions described herein will not close as a result of the failure to obtain shareholder approval, the failure to obtain various  governmental and regulatory approvals on a timely basis or at all, breaches of representations, warranties or covenants or the failure to satisfy other conditions precedent to closing; that synergies and strategic benefits anticipated from the transaction and relationship with Canon and YTE will not be realized as a result of technical, regulatory, corporate, market or other concerns;  that any product orders described herein may be cancelled or delayed as permitted by governing documents or in breach of governing documents; and that delays in closing (or the failure to close), and the inability to raise capital in the interim, will create a critical cash shortage for the Company in the coming months and require the scaling back of operations or other measures. In addition, other risks are identified in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Such forward-looking statements speak only as of the date of the statements. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in the Company’s expectations or results or any change in events.

Additional Information

The Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on October 20, 2010 in connection with the proposed common share issuance by the Company to Canon Investment Holdings Ltd. (“Canon”). When the proxy statement is completed, the Company intends to file a definitive proxy statement with the SEC and mail it to the Company’s shareholders.  Investors and stockholders of the Company are urged to read the proxy statement and any other relevant materials filed with the SEC, which will contain important information, when they become available. The proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to www.altairannualmeeting.com or by contacting the Company’s Investor Relations department by email at ir@altairnano.com, by phone at 775-858-3750 or by mail at 204 Edison Way, Reno, Nevada, 89521.

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Participants In The Solicitation

The Company and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed common share issuance by the Company to Canon. Information about the Company directors and executive officers is set forth in Altair’s proxy statement on Schedule 14A filed with the SEC on April 15, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the common share issuance will be included in the proxy statement and the other relevant documents that the Company has filed, and intends to file, with the SEC (when they become available).

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

99.1	Excerpts from conference call held on November 4, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: November 5, 2010	By /s/ John Fallini
John Fallini, Chief Financial Officer

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